SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only(as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant toss.240.14a-12

                             Norwood Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [x]   No fee required.
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ } Check  box  if  any  part  of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                      [Norwood Financial Corp. letterhead]






March 24, 2004

Dear Stockholder:

         On behalf of the Board of Directors and management of Norwood Financial Corp. (the "Company"), I invite you to attend the 2004 Annual Meeting of Stockholders of the Company to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 27, 2004, at 11:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as representatives of Beard Miller Company LLP, our independent auditors, will be present to respond to stockholder questions.

         You will be asked to elect two directors and to ratify the appointment of Beard Miller Company LLP as the Company's independent accountants for the fiscal year ending December 31, 2004. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy Card. Also, you may vote in person at the meeting if you so choose. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so.

                                           Sincerely,


                                           /s/William W. Davis, Jr.

                                           William W. Davis, Jr.
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
                                 (570) 253-1455
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 27, 2004
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Norwood Financial Corp. (the "Company"), will be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 27, 2004, at 11:00 a.m., local time, for the following purposes:

         1.       To elect two directors of the Company; and

         2. To ratify the appointment of Beard Miller Company LLP as independent accountants of the Company for the fiscal year ending December 31, 2004;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 19, 2004, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2003 is enclosed.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS CAN VOTE BY WRITTEN PROXY CARD. ALSO, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/JOHN E. MARSHALL

                                              JOHN E. MARSHALL
                                              SECRETARY


Honesdale, Pennsylvania
March 24, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. IF YOU ARE VOTING BY WRITTEN PROXY CARD, A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             NORWOOD FINANCIAL CORP.
                                 717 MAIN STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 27, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of Norwood Financial Corp. (the "Company") commencing on or about March 24, 2004 in connection with the solicitation by the Company's Board of Directors of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania on Tuesday, April 27, 2004, at 11:00 a.m., local time, or at any adjournments or postponements thereof.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election as directors of the nominees named in Proposal 1; (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary of the Company (John E. Marshall, at 717 Main Street, Honesdale, Pennsylvania 18431) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 19, 2004 as the record date (the "Record Date") for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 2,689,377 shares of the Company common stock outstanding (the "Common Stock"). Each stockholder of record on the Record Date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary or a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the form of proxy being provided by the Board of Directors enables a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present, in person or represented by proxy, at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may either: (i) vote "FOR" the Proposal 2; (ii) vote "AGAINST" Proposal 2; or (iii) "ABSTAIN" with respect to Proposal
2. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth as of the Record Date, persons or groups who beneficially own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that beneficially owns more than 5% of the outstanding shares of Common Stock as of the Record Date.


Name and Address                Amount and Nature of      Percent of Shares of
of Beneficial Owner             Beneficial Ownership    Common Stock Outstanding
-------------------             --------------------    ------------------------

Wayne Bank Trust Department          195,071(1)                   7.25%
717 Main Street
Honesdale, Pennsylvania  18431

---------------
(1) The information is derived from Amendment No. 4 to a Schedule 13G filed January 15, 2004, which states that the Wayne Bank Trust Department had sole voting and dispositive power with respect to 195,071 shares. Excludes 212,484 shares held in two trusts for which the Bank acts as trustee but as to which it does not have voting power.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file reports of beneficial ownership and changes in beneficial ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2003 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Election of Directors

         The Board of Directors currently consists of nine members, each of whom also serves as a director of Wayne Bank (the "Bank"). The Company's Articles of Incorporation provide that the Board of Directors must be divided into three classes as nearly equal in number as possible. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of three years expiring at the third annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

         Russell L. Ridd and Richard L. Snyder have been nominated by the Board of Directors for a term of three years. Messrs. Ridd and Snyder currently serve as directors of the Company. Director Harold A. Shook whose term is also expiring at the Meeting has decided to retire from the Board and not to seek re-election. Accordingly, the size of the Board will be reduced to eight members effective as of the Meeting.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the persons listed below, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should any of the nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of board service for the persons nominated for election as directors of the Company at the Meeting and each other director of the Company who will continue to serve as director after the Meeting. The Board of Directors has determined that each director other than William W. Davis, Jr. is independent within the meaning of the rules of The Nasdaq Stock Market. Beneficial ownership of named executive officers and directors of the Company as a group, is also set forth below.

                                                                                       COMMON STOCK
                                                  YEAR FIRST        CURRENT            BENEFICIALLY
                                                  ELECTED OR         TERM               OWNED AS OF     PERCENT
NAME                               AGE(1)        APPOINTED(2)       EXPIRES           RECORD DATE(3)    OF CLASS
----                               ------        ------------       -------           --------------   --------
                                           BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007
Russell L. Ridd                      74              1980             2004              87,034 (4)         3.1%
Richard L. Snyder                    63              2000             2004               3,750               *

                                                 DIRECTORS CONTINUING IN OFFICE
Daniel J. O'Neill                    66              1985             2005               8,807               *
Dr. Kenneth A. Phillips              53              1988             2005               4,375               *
Gary P. Rickard                      62              1978             2005              24,581               *
Charles E. Case                      69              1970             2006              75,839             2.7
William W. Davis, Jr.                59              1996             2006              58,903             2.1
John E. Marshall                     66              1983             2006              29,160 (4)         1.0

                                            EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Lewis J. Critelli                    44                na               na              38,017             1.4
Edward C. Kasper                     56                na               na              34,647             1.2
Joseph A. Kneller                    57                na               na               6,995               *
John H. Sanders                      46                na               na              14,286               *

All Executive Officers and
Directors as a Group
  (12 persons)                                                                         386,394            13.9

                                                                                       (footnotes on next page)

-----------------
*    Less than 1% of the Common Stock outstanding.
(1)  As of December 31, 2003
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Unless otherwise noted, the directors, executive officers and group named in the table have sole or shared voting power or investment power with respect to the shares listed in the table. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the record date: Charles E. Case - 750, William W. Davis, Jr. - 22,493, John E. Marshall - 1,500, Russell L. Ridd - 1,500, Richard L. Snyder - 2,250, Daniel J. O'Neill - 3,000, Dr. Kenneth A. Phillips - 2,250, Lewis J. Critelli - 28,110, Edward C. Kasper - 17,750, Joseph A. Kneller - 1,500 and John A. Sanders - 9,000.
(4) Excludes 52,532 shares of Common Stock held under the Wayne Bank Employee Stock Ownership Plan ("ESOP") for which such individuals serve as the ESOP trustees. Such shares are voted by the ESOP trustee in a manner proportionate to the voting directions of the allocated shares received by the ESOP participants, subject to the fiduciary duty of the trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.

Biographical Information

         The principal occupation during the past five years of each director, nominee for director, and executive officer of the Company is set forth below. Unless otherwise stated, all directors, nominees, and executive officers have held their present positions for five years.

Nominees for Director:

         Russell L. Ridd is Chairman of the Board. Mr. Ridd retired as the President and Chief Executive Officer of the Bank in May 1993.

         Richard L. Snyder is a retired executive and certified public accountant. He served in a number of executive positions with Pricewaterhouse Coopers LLP, Bell Equipment/Alcom Combustion Company, and most recently with Phillip Morris Companies, Inc.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

Continuing Directors:

         Daniel J. O'Neill is the retired Superintendent of the Wayne Highlands School District, Honesdale, Pennsylvania.

         Dr. Kenneth A. Phillips is an optometrist in Waymart, Pennsylvania.

         Gary  P.  Rickard  is  a  partner  of  Clearfield   Farms,   Honesdale,
Pennsylvania, a dairy farm.

         Charles E. Case is a retired former owner of CR Case and Sons, Inc., Honesdale, Pennsylvania, an automotive/tire services store.

         William W. Davis, Jr. is President and Chief Executive Officer of the Company and the Bank.

         John E. Marshall is president of Marshall Machinery Inc., Honesdale, Pennsylvania, a farm equipment and sales company.

Executive Officers Who Are Not Directors:

         Lewis J. Critelli is Executive Vice President and Chief Financial Officer of the Company and the Bank. Prior to December 1998, Mr. Critelli has served in a variety of capacities with the Company and the Bank.

         Edward C. Kasper is Senior Vice President of the Company and Senior Vice President and head of Corporate Banking for the Bank.

         Joseph A. Kneller is Senior Vice President of the Company and Senior Vice President - Information Systems of the Bank. Prior to December 1998, Mr. Kneller served as Vice President of the Bank.

         John H. Sanders is Senior Vice President of the Company and Senior Vice President and head of Retail Banking for the Bank.

Meetings and Committees of the Board of Directors

         The Board of Directors of the Company conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended December 31, 2003, the Board of Directors of the Company held 8 regular meetings and the Board of Directors of the Bank held 13 regular meetings. With the exception of Richard Snyder who missed three meetings due to illness, no director attended fewer than 75% of the total meetings of the Boards of Directors of the Company and the Bank and committees on which such director served during the fiscal year ended December 31, 2003.

         The Compensation Committee consists of Directors Ridd, Marshall and Shook. This standing committee met twice during the fiscal year ended December 31, 2003 to review the compensation of the chief executive officer and other executive officers. The members of the Compensation Committee are independent in accordance with the listing requirements of The Nasdaq Stock Market.

         The Audit Committee is comprised of Directors Snyder, Shook, Phillips, Case and Marshall. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the listing requirements for Nasdaq Stock Market. The Board of Directors has adopted a written audit charter. The full text of the Charter of the Audit Committee is attached as Appendix A to this proxy statement. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company's audit program. The Audit Committee also meets with the Company's independent auditors to discuss the results of the annual audit and any related matters.

         In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met four times during the fiscal year ended December 31, 2003.

         The Board of Directors has determined that Richard L. Snyder, a member of the Company's Audit Committee, is an "Audit Committee Financial Expert" as that term is defined in the Securities Exchange Act of 1934. The Board of Directors has also determined that Mr. Snyder is independent as that term is used in item 7(d)(3)(iv)(A) of Schedule 14A of the Securities Exchange Act of 1934.

         Report of the Audit Committee. For the fiscal year ended December 31, 2003, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Beard Miller Company LLP, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received Beard Miller Company LLP disclosures regarding Beard Miller Company LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with Beard Miller Company LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

         Audit Committee:
                  Richard L. Snyder - Chairman
                  Harold Shook
                  Dr. Kenneth A. Phillips
                  Charles E. Case
                  John E. Marshall

Director Nomination Process

         The Nominating Committee consists of Directors Ridd, Marshall and Shook, each of whom is independent within the meaning of the rules of The Nasdaq Stock Market. The Nominating Committee met one time during the year ended December 31, 2003. The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which is attached hereto as Appendix B.

         The Company does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Wayne Bank. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the Committee's nominees for election. There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

         To be considered in the Committee's selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. The Committee believes potential directors should be stockholders, should have the highest personal and professional integrity and should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. In addition, Directors are accessible to stockholders on an informal basis throughout the year and formally at the Annual Meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board's members with the exception of Mr. Snyder attended the 2003 annual meeting of stockholders.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The Company does not presently compensate its directors. Each director of the Company is also a director of the Bank and receives fees accordingly. Mr. William W. Davis, Jr., President and Chief Executive Officer of the Company and the Bank, does not receive board or committee fees for his participation thereon. Each non-employee member of the Board of Directors receives a retainer of $1,500 per month. In addition, fees are paid for various committee meetings as follows: Trust Committee ($300); Audit Committee ($300); Compensation Committee ($300); and Loan Committee ($300). For the fiscal year ended December 31, 2003, fees paid to all directors totaled approximately $173,700, all of which were paid by the Bank.

         Under the terms of the 1999 Directors Stock Compensation Plan, options to purchase 393 shares of Common Stock were granted to each non-employee director on December 9, 2003. The options granted to the non-employee directors are exercisable one year from the date of grant. A total of 26,400 shares of Common Stock were reserved under the plan, all of which have now been awarded

Executive Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned, for services rendered by the named executive officers of the Company for each of the three years ended December 31, 2003. No other executive officer of the Company had a combined salary and bonus that exceeded $100,000 for the last fiscal year.

                                                                            Long-Term
                                                       Annual             Compensation
                                                    Compensation             Awards
                                                ----------------------  ---------------
                                                                           Securities
Name and Principal                                                         Underlying     All Other
Position                            Year         Salary          Bonus      Options(1)    Compensation
--------                            ----         ------          -----      ----------    ------------
William W. Davis, Jr.               2003        $202,000        $45,000      4,000           $72,944 (2)
President and Chief                 2002         197,500         40,000      3,750            69,204
  Executive Officer                 2001         190,000         50,000      4,500            72,978

Lewis J. Critelli                   2003         133,000         32,500      3,000            29,598 (3)
Executive Vice President            2002         130,000         30,000      3,000            25,605
  and Chief Financial Officer       2001         125,000         35,000      3,000            27,816

Edward C. Kasper                    2003         104,500         25,000      2,500            34,208 (4)
Senior Vice President               2002         102,000         25,000      2,250            30,896
                                    2001          98,750         25,000      2,250            31,965

Joseph A. Kneller                   2003          93,500         10,000      1,500            22,914 (5)
Senior Vice President               2002          91,500         12,000      1,500            19,423
                                    2001          89,000         12,000      2,250            22,686

John H. Sanders                     2003          92,000          8,000      1,500            17,366 (6)
Senior Vice President               2002          90,000          5,000      1,500            16,513
                                    2001          88,000          5,000      1,500            16,115

                                                                       (footnotes continued on next page)

----------------
(1)  See "-- Stock Awards."
(2) Includes $46,681 related to an accrual under the salary continuation plan; 1,294 shares of Common Stock allocated under the ESOP at an average cost of $10.93 per share (such shares had an aggregate market value at December 31, 2003 of $33,838); and $12,119 in Bank matching funds for his account in the 401(k) retirement plan.
(3) Includes $10,184 related to an accrual under the salary continuation plan; 1,046 shares of Common Stock allocated under the ESOP at an average cost of $10.93 per share (such shares had an aggregate market value at December 31, 2003 of $27,353) and $7,981 in Company matching funds for his account in the 401(k) retirement plan.
(4) Includes $18,199 related to an accrual under the salary continuation plan; 827 shares allocated under the ESOP at an average cost of $10.93 per share (such shares had an aggregate market value at December 31, 2003 of $21,626); and $6,969 in Company matching funds for his account in the 401(k) retirement plan.
(5) Includes $10,178 related to an accrual under the salary continuation plan; approximately 652 shares of Common Stock scheduled to be allocated under the ESOP at an average cost basis of $10.93 per share (such shares had an aggregate market value at December 31, 2003 of $17,050); and $5,609 in Company matching funds for his account in the 401(k) retirement plan.
(6) Includes $4,840 related to an accrual under the salary continuation plan; approximately 645 shares of Common Stock scheduled to be allocated under the ESOP at an average cost basis of $10.93 per share (such shares had an aggregate market value at December 31, 2003 of $16,866); and $5,520 in Company matching funds for his account in the 401(k) retirement plan.

Other Benefits

         Employment Agreements. The Company and the Bank entered into three-year employment agreements with Messrs. Davis and Critelli. Under the Agreements, Mr. Davis' and Mr. Critelli's employment may be terminated by the Company or the Bank for "just cause" as defined in the Agreement. If the Company or the Bank terminated Messrs. Davis and Critelli without just cause, Messrs. Davis and Critelli would be entitled to a continuation of their salaries for the remaining term of the Agreement with a minimum of one year from the date of termination as well as the continuation of other benefits. In the event there is an involuntary termination of employment in connection with any change in control of the Company or the Bank during the term of the Agreement, Messrs. Davis and Critelli will be paid in a lump sum an amount equal to three times the five year average of his annual compensation minus $1.00. In the event of a change in control of the Company or Bank at December 31, 2003, Messrs. Davis and Critelli would currently be entitled to an aggregate lump-sum payment of approximately $568,000 and $373,000, respectively.

         Salary Continuation Plan. The Bank entered into salary continuation agreements with Messrs. Davis, Critelli, Kasper, Kneller and Sanders (the "Executives"). The agreements provide that upon termination of employment on or after reaching the age of 62, the Executives will be entitled to maximum annual retirement benefits equal to $46,000, $61,000, $29,000, $14,000 and $24,000, respectively, payable for 15 years. These amounts are adjusted for early retirement. The Executives are not entitled to such benefits in the event they are terminated for cause. On a change of control of the Company, the Executives are entitled to full payment in 12 equal monthly installments payable on the first day of each month commencing with the month following attaining age 62 and continuing for 179 additional months. As of December 31, 2003, Messrs. Davis, Critelli, Kasper, Kneller and Sanders had accrued salary continuation plan benefits of approximately $225,000, $49,000, $88,000, $49,000 and $24,000,
respectively, and such benefits were vested for such Executives.

         Severance Agreements. The Bank entered into change-in-control severance agreements with Messrs. Kasper, Kneller and Sanders. The severance agreements have terms of three years, renewable annually, and severance protection upon a termination of employment following a change in control of the Bank, with such payment equaling two times the current annual compensation of Messrs. Kasper, Kneller and Sanders. In the event of a change of control at December 31, 2003, Messrs. Kasper, Kneller and Sanders would have been entitled to lump sum payments of approximately $209,000, $187,000 and $184,000, respectively.

Compensation Committee Interlocks and Insider Participation

         The Compensation Committee consisted of Directors Ridd, Marshall and Shook at December 31, 2003. Director Ridd is Chairman of the Board of the Company and the Bank, serves as Chairman of the Compensation Committee, and was President and Chief Executive Officer of the Bank until May 1993. Members of the Compensation Committee are non-employee directors of the Company and the Bank. No member of the Committee is, or was during 2003, an executive officer of another company whose board of directors has a comparable committee on which one of the Company's executive officers serves. None of the executive officers of the Company is, or was during 2003, a member of a comparable compensation committee of a company of which any of the directors of the Company is an executive officer.

2003 Report of the Compensation Committee

         The Compensation Committee of the Company is responsible for the administration of the compensation program of the President and Chief Executive Officer, Executive Vice President and Chief Financial Officer and all other Executive Officers. The Committee has access to various surveys of executive compensation packages of banks of similar size and complexity. The compensation package for executive officers consists of base salary, annual cash bonus and incentive stock options and is structured so as to provide a competitive package that allows the Company to retain key executives.

         The Committee determines executive base salaries by level of responsibility, individual contribution to the Company and the Company performance including overall profitability, core growth in loans and deposits and loan quality issues. The Chief Executive Officer makes recommendations to the Committee concerning base salary of other executive officers after reviewing the individual's performance as well as the Company's performance. Using a similar process, the Committee makes recommendations to the Board of Directors regarding the President and Chief Executive Officer base salary.

         During the year ended December 31, 2003, William W. Davis, Jr., President and Chief Executive Officer received an increase in his base salary from $202,000 to $209,000 due to his continued leadership in the management of the Company and the Bank. Additionally, Mr. Davis was awarded stock options under the Stock Option Plan. In making its compensation determinations, the Committee considers the annual compensation paid to presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Pennsylvania and surrounding Northeastern states with assets of between $250 million and $500 million and the job performance of such individual as determined by the Committee or the Board of Directors.

         Compensation Committee:
                  Russell L. Ridd - Chairman
                  John E. Marshall
                  Harold A. Shook

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in fiscal 2003 to the named executive officers and held by them as of December 31, 2003. The Company has not granted to the named executive officers any stock appreciation rights.

                                               OPTION GRANTS IN LAST FISCAL YEAR
                                               ---------------------------------

                                                                                        Potential Realizable
                                                                                          Value at Assumed
                                                                                        Annual Rate of Stock
                          Number of        Percent of                                    Price Appreciation
                         Securities      Total Options                                           for
                         Underlying        Granted to      Exercise or                      Option Term(1)
                          Option          Employees in     Base Price    Expiration   -----------------------
          Name           Granted (#)      Fiscal Year         ($/Sh)        Date        5%($)       10%($)
          ----           -----------      -----------         ------        ----        -----       ------
William W. Davis, Jr.       4,000             22.9%           $25.15      12/9/2013    69,782      170,705
Lewis J. Critelli           3,000             17.1%            25.15      12/9/2013    52,337      128,029
Edward C. Kasper            2,500             14.3%            25.15      12/9/2013    43,614      106,691
Joseph A. Kneller           1,500              8.6%            25.15      12/9/2013    26,168       64,015
John H. Sanders             1,500              8.6%            25.15      12/9/2013    26,168       64,015

----------------
(1) The amounts represent certain assumed rates of appreciation only over a ten-year period. Actual gains, if any, on stock option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and overall stock market conditions. There can be no assurance that the amounts reflected in the table will be achieved.

                             AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                           FY-END OPTION VALUES
                                                               Number of Securities           Value of Unexercised
                                                              Underlying Unexercised          in-the-Money Options
                                 Shares                     Options at Fiscal Year-End         at Fiscal Year-End
                               Acquired on         Value               (#)                            ($)
                                Exercise          Realized  --------------------------     ------------------------
           Name                    (#)              ($)       Exercisable/Unexercisable    Exercisable/Unexercisable
           ----                    ---              ---       -------------------------    -------------------------
William W. Davis, Jr.             5,257            93,486            22,493/4,000             227,477 (1)  /4,000
Lewis J. Critelli                  --                  --            29,610/3,000             364,653 (2)  /3,000
Edward C. Kasper                  7,860           116,609            17,250/2,500             196,733 (3)  /2,500
Joseph A. Kneller                 6,000            66,232             3,750/1,500              27,945 (4)  /1,500
John H. Sanders                    --                  --             9,000/1,500              85,238 (5)  /1,500

-------------
(1) Based upon an exercise price per share of $11.42 for 3,743 options; $16.00 for 6,000 options; $14.83 for 4,500 options; $17.83 for 4,500 options and $20.00 for 3,750 options. The closing stock price on December 31, 2003 was $26.15.
(2) Based upon an exercise price per share of $11.08 for 4,860 options; $10.96 for 2,250 options; $11.42 for 6,000 options; $16.00 for 4,500 options; $14.83 for 3,000 options; $10.88 for 3,000 options; $17.83 for 3,000 options; and $20.00 for 3,000 options. The closing stock price on December 31, 2003 was $26.15.
(3) Based upon an exercise price per share of $11.42 for 4,500 options, $16.00 for 3,750 options, $14.83 for 2,250 options; $10.88 for 2,250 options; $17.83 for 2,250 options; and $20.00 for 2,250 options. The closing stock price on December 31, 2003 was $26.15.
(4) Based upon an exercise price of $17.83 for 2,250 options; and $20.00 for 1,500 options. The closing stock price on December 31, 2003 was $26.15.
(5) Based upon an exercise price of $16.00 for 3,750 options, $14.83 for 2,250 options, $17.83 for 1,500 options and $20.00 for 1,500 options. The closing stock price on December 31, 2003 was $26.15.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Common Stock with (a) the cumulative total stockholder return on stocks included in The Nasdaq Stock Market index and (b) the cumulative total stockholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 at the market close on December 31, 1998 and the reinvestment of dividends paid. The graph provides comparison at December 31, 1998 and each fiscal year through December 31, 2003.

[LINE GRAPH SHOWING COMPARATIVE FIVE-YEAR TOTAL RETURNS ON AN INVESTMENT OF $1,000 IN THE COMMON STOCK OF NORWOOD FINANCIAL CORP., THE NASDAQ U.S. INDEX AND THE NASDAQ BANK INDEX, RESPECTIVELY. PLOT POINTS ARE SHOWN BELOW]

-----------------------------  -------------  -------------- --------------  -------------- --------------  --------------
                                  12/31/98($)    12/31/99($)    12/31/00($)     12/31/01($)    12/31/02($)     12/31/03($)
-----------------------------  -------------  -------------- --------------  -------------- --------------  --------------
Norwood Financial Corp.                1,000             926            825           1,296          1,525           2,063
-----------------------------  -------------  -------------- --------------  -------------- --------------  --------------
CRSP Nasdaq U.S. Index                 1,000           1,854          1,118             887            613             917
-----------------------------  -------------  -------------- --------------  -------------- --------------  --------------
CRSP Nasdaq Bank Index                 1,000             962          1,098           1,189          1,217           1,566
-----------------------------  -------------  -------------- --------------  -------------- --------------  --------------

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical performance shown in the above graph. The Company neither makes nor endorses any predictions as to stock performance.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         Certain directors and executive officers of the Bank, their families and their affiliates are customers of the Bank. Any transactions with such parties including loans and commitments are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
       PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         Beard Miller Company LLP was the Company's independent public accountants for the 2003 fiscal year. The Board of Directors has appointed Beard Miller Company LLP to be its accountants for the fiscal year ending December 31, 2004, subject to ratification by the Company's stockholders. The engagement of Beard Miller Company LLP was approved in advance by the Audit Committee. A representative of Beard Miller Company LLP is expected to be available at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         Audit Fees. The aggregate fees billed by Beard Miller Company LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2003 and 2002 were $68,903 and $58,221, respectively.

         Audit Related Fees. The aggregate fees billed by Beard Miller Company LLP for assurance and related services related to the performance of the employee benefit plan audits for the years ended December 31, 2003 and 2002 were $6,825 and $6,950, respectively.

         Tax Fees. The aggregate fees billed by Beard Miller Company LLP for professional services rendered for preparation of state and federal tax returns, assistance with calculating estimated tax payments, and assistance with tax depreciation and other tax matters for the years ended December 31, 2003 and 2002 were $7,850 and $8,386, respectively.

         All Other Fees. The aggregate fees billed by Beard Miller Company LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2003 and 2002 were $745 and $39,241, respectively, and consisted of evaluation of a proposed transaction in 2003 and internal audit outsourcing provided through December 31, 2002 by Financial Outsourcing Solutions LLP, a subsidiary of Beard Miller Company LLP.

         The Audit Committee has not adopted any pre-approval policies and procedures for audit and non- audit services to be performed by the independent auditors. Such services are approved in advance by the Audit Committee itself. No services were approved pursuant to the de minimus exception of the Sarbanes-Oxley Act of 2002.

         Ratification of the appointment of the independent accountants requires the affirmative vote of a majority of the votes cast by the stockholders of the company at the meeting. The Board of Directors recommends that stockholders vote "for" the ratification of the appointment of Beard Miller Company LLP as the Company's independent accountants for the 2004 fiscal year.

--------------------------------------------------------------------------------
                    2005 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2005, all stockholder proposals must be submitted to the Secretary at the Company's office, 717 Main Street, Honesdale, Pennsylvania 18431, on or before November 25, 2004. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2005 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 27, 2005.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the Meeting. If any other matters, not now known, properly come before the Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, NORWOOD FINANCIAL CORP., 717 MAIN STREET, HONESDALE, PENNSYLVANIA 18431.


                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/JOHN E. MARSHALL

                                              JOHN E. MARSHALL
                                              SECRETARY


Honesdale, Pennsylvania
March 24, 2004

                                                                      APPENDIX A

                             NORWOOD FINANCIAL CORP.
                             Audit Committee Charter
                              Revised December 2003


MISSION STATEMENT

The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, risk management and regulatory compliance.
o    Monitor the  independence  and  performance  of the  Company's  independent auditors.
o Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

The Audit Committee shall:

o pre-approve all audit services and permissible non-audit services to be rendered by the independent auditors in accordance with Section 10A(i) of the Securities Exchange Act of 1934 (the "Act");
o have sole authority to appoint and determine the funding for the independent auditors in accordance with Section 10A(m)(2) of the Act;
o have the responsibility to establish procedures for complaints as set forth in Section 10A(m)(4) of the Act; and
o have the authority to engage and determine funding for independent counsel and other advisors as set forth in Section 10A(m)(5) of the Act.

The Audit Committee may establish written policies and procedures for the pre-approval of audit and non-audit services to be performed by the independent auditors provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Audit Committee's responsibilities to management. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve audit or non-audit services to be performed by the independent auditors provided that any such approvals are presented to the full Committee at its next scheduled meeting.

COMMITTEE COMPOSITION

The membership of the Audit Committee shall be composed of at least three directors, each of whom (i) is independent as defined under NASD Rule 4200
(a)(15); (ii) meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Act; (iii) has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company during the past three years; and (iv) is able to read and understand fundamental financial statements. In addition, at least one member of the Committee shall have accounting or related financial management expertise.

At least one member of the Audit Committee shall possess the qualifications to serve as an "audit committee financial expert" as defined under SEC rules pursuant to the Exchange Act. The designation of a person as an "audit committee financial expert" does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the audit committee in the absence of such designation.

MEETINGS

The committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. The committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will meet separately, periodically, with management, and with independent auditors. It will also meet periodically in executive session. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

ROLES AND RESPONSIBILITIES

The committee will carry out the following responsibilities:

Financial Statements
--------------------

1.   Review significant accounting and reporting issues, with Management and the
     independent  auditors,   and  understand  their  impact  on  the  financial
     statements. These issues include:

o    Complex or unusual transactions and highly judgmental areas
o Major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles

o The effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company

2. Review with management and the independent auditors the results of the year-end audit, including any difficulties encountered. This review will include any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management.

3. Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

4. Review disclosures made by CEO and CFO during the Forms 10-K and 10-Q certification process about significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting or any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

Internal Control
----------------

1. Consider the effectiveness of the Company's risk management program and internal control system, including information technology security and control.

2. Understand the scope of the independent auditors' review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management's responses.


Internal Audit
--------------

1. Review with management and internal audit, the committee charter, audit schedule and approach, recommendation, follow-up matrix, staffing and organizational structure of the internal audit function.

2. Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement or dismissal of the chief audit executive.

3. Review the effectiveness of the internal audit function, including the audit risk assessment and compliance with internal audit policy and procedures manual.

4. On a periodic basis, meet separately with internal audit to discuss any matters that the committee of internal audit believes should be discussed privately.

External Audit
--------------

1.   Review  the  external   auditors'  audit  scope  and  approach,   including
     coordination of audit effort with internal audit.

2. Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors. In performing this review, the committee will:

     o At least annually, obtain and review a report by the external auditor describing the firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the Company.
     o    Take into account the opinions of management and internal audit.
     o    Review and evaluate the lead partner of the external auditor.

3.   Present its  conclusions  with respect to the external  auditor to the full
     Board.

4. On a regular basis, meet separately with the external auditors to discuss any matters that the committee or auditors believe should be discussed privately.

5. Prior to the filing of audited financial statements with the Securities and Exchange Commission, obtain a report from the independent accountants of:
     (1) all critical accounting policies and practices to be used; (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications or the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountant, and; (3) other material written communications between the independent accountant and management, such as any management letter or schedule of unadjusted differences.


Compliance
----------

1. Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) of any instances of noncompliance.

2. Establish procedures for: (1) The receipt, retention, and treatment of complaints received by the listed issuer regarding accounting, internal accounting controls or auditing matters; and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3. Review with management and the independent auditor the basis for the reports issued pursuant to Part 363 of the FDIC regulations.

4.   Review the findings of any examinations by regulatory agencies.

5. Obtain regular updates from management and Company legal counsel regarding compliance matters.


Reporting Responsibilities
--------------------------

1. Report as needed to the Board of Directors about issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, and the performance and independence of the Company's independent auditors.

2. Provide an open avenue of communication between the independent auditors, and the Board of Directors.

3. Report annually to the shareholders in the proxy statement, describing the committee's composition, responsibilities and how they were discharged, and any other information required by rule, including approval of non-audit services.

Other Responsibilities
----------------------

1. Discuss with management the Company's major policies with respect to risk assessment and risk management.

2. Perform other activities related to this charter as requested by the Board of Directors or as required by law.

3.   Institute and oversee special investigations as needed.

4.   Review  and  assess  the  adequacy  of  the  committee   charter  annually,
     requesting Board approval for proposed changes, and ensure appropriate disclosure as may be required by law or regulation.

Confirm annually that all responsibilities outlined in this charter have been carried out.

                                                                      APPENDIX B


                             NORWOOD FINANCIAL CORP.
                                   WAYNE BANK
                          NOMINATING COMMITTEE CHARTER

Statement of Purpose
--------------------

         The Board of Directors of Norwood Financial Corp. (the "Company") is primarily responsible for the oversight and business plans of the Company. The election to the Board of Directors is determined by a vote of the stockholders of the Company. The primary function of the Nominating Committee is to evaluate candidates and recommend to the Board of Directors for its approval nominees for election as directors of the Company and its wholly-owned subsidiary, Wayne Bank (the "Bank").

         The Nominating Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. The Committee has the authority to retain, at the Company's and/or the Bank's expense, any search firm to be used to identify director candidates. The Committee shall also have the authority to retain outside legal counsel and any other advisors as the Committee may deem appropriate in its discretion.

Structure
---------

         Nominating Committee members shall meet the independence requirements of The Nasdaq Stock Market ("Nasdaq@) as applicable and as may be amended from time to time. The members of the Committee shall be elected annually by the Board of Directors. If a Nominating Committee Chair is not designated, the members of the Committee may designate a Chair by majority vote. The Nominating Committee shall establish its own rules of procedure, which shall be consistent with the Articles of Incorporation and Bylaws of the Company and the Bank and this Charter.

         The Nominating Committee shall meet as frequently as needed and not less than annually. A meeting may be called by the chairperson of the Nominating Committee or by majority of the members of the Committee. Notice of any meeting shall be given by the person or persons calling the meeting given to each other member of the Nominating Committee at least two (2) days prior to the meeting. Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company's Bylaws and applicable law. A meeting shall be deemed properly called if each member of the Nominating Committee shall have received notice given as aforesaid or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.

A majority of the members of the Nominating Committee present in person or proxy or by means of a conference telephone or other communications equipment by means of which persons participating in the meeting can hear each other shall constitute a quorum. A majority vote of the Nominating Committee members present at a meeting, if a quorum is present, shall constitute an act of the Nominating Committee. Any action required or permitted to be taken at any meeting of the Nominating Committee may be taken without a meeting if all members of the Nominating Committee consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Nominating Committee. Following each of its meetings, the Nominating Committee shall report its action and recommendations to the Board.

Responsibilities
----------------

         The authority and responsibilities of the Committee shall include, but not be limited to, the following:

         1. The Committee shall recommend Board of Director nominations in accordance with the listing standards of the Nasdaq, as may be supplemented or amended from time to time.

         2. The Committee shall develop criteria for the selection of new directors and, when appropriate, conduct the search for individuals qualified to become members of the Board. Such criteria is expected to include experience, education, attendance, business contacts within the community and industry, past performance and other criteria deemed relevant by the Committee.

         3. The Committee may develop criteria for the evaluation of incumbent Board members.

         4. The Committee shall evaluate the performance of current Board members eligible for re-election, and recommend to the Board whether such members should stand for re-election. The entire Board of Directors may also self-evaluate the performance of the Board as a whole.

         5. The Committee, in accordance with the Company's Articles of Incorporation and the Bank's Charter, shall review and evaluate nominees for election as directors submitted by the shareholders of the Company. The Committee shall have the authority to accept or reject any shareholder nominees for election as director in determinating its recommended slate for submission to the Board.

         6. The Committee shall evaluate any nominees for election as director made in opposition to the slate of candidates nominated by the Board.

         7. The Committee shall have the authority to retain or terminate, in its discretion, any search or consulting firm to be used to identify and/or research the background and qualifications of director candidates and to approve the firm's fees and other retention terms. The Committee shall also have authority to retain outside legal counsel and any other advisors as the Committee may deem appropriate in its discretion.

         8. The Committee shall annually recommend to the Board of the Company and the Bank the slate of directors for such Boards.

         9. The Committee shall annually conduct and present to the Board a performance evaluation of the Committee.

         10. The Committee shall review and assess the adequacy of this Charter at least annually and, as appropriate, adopt and recommend changes to the Board for its approval.

         11. The Committee shall have the authority to take any actions necessary to carry out the above provisions of this Charter.

                             NORWOOD FINANCIAL CORP.
                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 27, 2004

         The undersigned hereby appoints the official proxy committee of the Board of Directors of the Norwood Financial Corp. (the "Company") with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the administrative office of Wayne Bank, 717 Main Street, Honesdale, Pennsylvania 18431, on Tuesday, April 27, 2004, at 11:00 a.m., local time and at any and all adjournments thereof, as follows:

                                                   FOR     WITHHELD
                                                   ---     --------

1. The election as director of all nominees
          listed below:                            |_|        |_|

          Russell L. Ridd
          Richard L. Snyder

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

--------------------------------------------------------------------------------

                                                   FOR     AGAINST    ABSTAIN
                                                   ---     -------    -------

2.       To ratify the appointment of
         Beard Miller Company LLP as
         independent accountants
         for the Company for the fiscal year
         ending December 31, 2004.                 |_|       |_|        [_]

         In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the propositions.


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                         NORWOOD FINANCIAL CORP. [LOGO]

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                    Please complete, date, sign and mail the
                       detached proxy card in the enclosed
                            postage-prepaid envelope.

                -------------------------------------------------
                                  PROXY VOTING
                      COMPLETE BOTH SIDES OF THIS PROXY AND
                       RETURN IN THE ENCLOSED ENVELOPE TO:
                           Illinois Stock Transfer Co.
                      209 West Jackson Boulevard, Suite 903
                             Chicago, Illinois 60606
                -------------------------------------------------


         Should the undersigned be present and elects to vote at the Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 24, 2004 and an Annual Report to Stockholders.

                                        ----------------------------------------
                                                        NORWOOD
                                                        -------
                                                    Financial Corp.

Signature:  ______________________       If you plan to personally attend the
                                         Annual Meeting of Stockholders,  please
                                         check the box below and list names of
                                         attendees on reverse side.

Signature:  _______________________      Return this stub in the enclosed
                                         envelope with your completed proxy
                                         card.

Date:  ____________________________      I/We do plan to attend              [_]
                                         the 2004 meeting.

                                        ----------------------------------------


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.